Exhibit 32.2

                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-Q of Buckeye Technologies Inc. (the "Company") for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kristopher J. Matula, the Chief Financial Officer of the Company, hereby certifies that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is signed on October 29, 2004.


                                               /S/ KRISTOPHER J. MATULA
                                               ------------------------------
                                               Kristopher J. Matula
                                               Executive Vice President
                                               and Chief Financial Officer